UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                     FORM 8K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  June 13, 2000
                              --------------------
                                (Date of Report)

                        ULTIMATE FRANCHISE SYSTEMS, INC.
                       ----------------------------------
                 (Name of Small Business issuer in its charter)
                         Formerly Jreck Subs Group, Inc.

           COLORADO                   0-23545                 84-1317674
           --------                   -------                 ----------
(State or other jurisdiction of  (Commission File No.)       (IRS Employer
incorporation or organization)                             Identification No.)

                             2101 W. State Road 434
                                    Suite 100
                               Longwood, FL 32779
                             ---------------------
                    (Address of principal executive offices)

                                 (407) 682-6363
                              --------------------
                         (Registrant's telephone number)

                             Jreck Subs Group, Inc.
                            ------------------------
                           (Registrant's Former Name)

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ITEM 5.  OTHER EVENTS.

         On May 16, 2000, a majority of the shareholder's entitled to vote for amendments to the Company's Articles of Incorporation, adopted the recommendation of the Board of Directors and adopted a resolution changing the name of the Corporation from Jreck Subs Group, Inc. to Ultimate Franchise Systems, Inc. A copy of the amended Certificate of Incorporation is attached, hereto, as Exhibit 3(i). Notification was made to the NASD, and effective June 9, 2000, the Company's name was so noted. The Company's ticker symbol was also changed to UFSI.

Forward Looking Statements

This Report on Form 8-K may contain forward-looking statements. When used in this report, the words "may," "will," "expect," "anticipate," "continue," "estimate," "project," "intend," "believe" and similar expressions, variations of these words or the negative of those words are intended to identify forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 regarding events, conditions and financial trends including, without limitation, business conditions in the general economy, and other risks or uncertainties detailed in other of the Company's Securities and Exchange Commission filings. Such statements are based on management's current expectations and are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, the Company's actual plan of operations, business strategy, operating results and financial position could differ materially from those expressed in, or implied by, such forward-looking statements.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



June 13, 2000                                   /s/ Christopher M. Swartz
                                                --------------------------------
                                                Christopher M. Swartz, President

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                                  EXHIBIT INDEX

Exhibit No.                        Description

3.1 Jreck Subs Group, Inc. Articles of Amendment filed with the Colorado Secretary of State on May 23, 2000.

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